GRAIL Analyst Call American Society of Clinical Oncology May 31, 2026 1

CONFIDENTIAL & PROPRIETARY 2 Legal Disclosures This presentation contains forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “should,” “would,” or “will,” the negative of these terms, and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties, and assumptions about us, may include expectations of our clinical studies, future tests or products, technology, regulatory compliance, potential market opportunity, anticipated growth strategies, applicability of results to a broad population, and interpretations of these results by regulators or payers, among others. These statements are only predictions based on our current expectations and projections about future events and trends. There are important factors that could cause our actual results, level of activity, performance, or achievements to differ materially and adversely from those expressed or implied by the forward-looking statements, including those factors and numerous associated risks discussed under the section entitled “Risk Factors” in our Quarterly Report on Form 10-Q for the periods ended March 31, 2026 (the “Form 10-Q”). Moreover, we operate in a dynamic and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results, level of activity, performance, or achievements to differ materially and adversely from those contained in any forward-looking statements we may make. Forward-looking statements relate to the future and, accordingly, are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. Although we believe the expectations and projections expressed or implied by the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Except to the extent required by law, we undertake no obligation to update any of these forward-looking statements after the date of this presentation to conform our prior statements to actual results or revised expectations or to reflect new information or the occurrence of unanticipated events.

3 GRAIL at ASCO 2026 NHS-Galleri Trial PATHFINDER 2 First randomized controlled study of an MCED test Evaluated annual screening with the Galleri test in addition to standard of care screening over three years in more than 142,000 participants Largest interventional MCED study in North America Evaluated performance of a single MCED test in an asymptomatic population of ~35,000 individuals aged 50+

NHS-Galleri 4

NHS-Galleri: The First and Only Randomised Controlled Clinical Utility Trial of an MCED Test


Study Population
142,826 consented participants
71,122 participants
INTERVENTION GROUP
Standard of care + Galleri
Randomized 1:1
71,128 participants
CONTROL GROUP
Standard of care
MCED test performed
CANCER SIGNAL DETECTED
Results reported to participant
NO CANCER SIGNAL DETECTED
Referred to diagnostic pathway
CANCER DIAGNOSED
NO CANCER DIAGNOSED
Return for 1- & 2-year follow-up visits
Participants (with or without a cancer signal) return for follow-up visits, and outcomes are captured through NHS pathways and national registry
Screening rounds & follow-up
Round 1 (year 0)
Blood draw
Prevalent round
1 year
Round 2 (year 1)
Blood draw
1 year
Round 3 (year 2)
Blood draw
1 year
Post 1-year follow-up
Current (year 3)
Additional follow-up (ongoing)
Future (years 4+)
Additional follow-up (planned)

Three annual screening rounds with additional follow-up to assess long-term impact on cancer outcomes

5

The NHS-Galleri Trial Assessed Multiple Endpoints

Endpoint	Finding
Primary | Reduction in combined Stage III and Stage IV cancers 12 deadly cancers	Combined reduction not significant
Secondary | Reduction in Stage IV cancers 12 deadly cancers	>20% reduction in incident rounds
Secondary | Increase in Stage I and Stage II cancers 12 deadly cancers	~16% more Stage I/II cancers detected
Secondary | MCED Test Performance & Safety All intervention arm participants	52% PPV | 0.45% False Positive Rate Episode sensitivity 31% All; 55% 12D CSO Accuracy 92.5% No Serious Related Adverse Events
Exploratory | Increase in total cancers detected vs. SOC All detected cancers	4x as many cancers detected when added to SOC vs. SOC alone
Exploratory | Reduction in Clinical & Emergency Presentation All detected cancers	21% reduction in clinical presentation 25% reduction in emergency presentation

GRAIL

6

-20% -10% 0% 10% 20% 30% All 3 rounds First round Second round Third round + follow up Stage III Stage IV 7 Primary Endpoint: Here is What We Observed Denominator is control arm; measured on the 12 pre-specified types were lung, head & neck, colorectal, pancreas, myeloma/plasma cell neoplasm, liver/bile duct, stomach, esophagus, anus, lymphoma, ovary, and bladder. Change in stage III/IV cancers diagnosed (intervention v control)—12 pre-specified cancers Prevalent Incident Rounds Incidence Rate Ratio (Intervention/Control) 1.03 (0.92, 1.14) p=0.6234 1.19 (0.98, 1.43) 0.95 (0.77, 1.17) 0.88 (0.73, 1.07) Pe rc en t D iff er en ce ↑ 3% ↑ 19% ↓ 5% ↓ 12% Relative incidence of stage III/IV cancers decreased after the first screening round Increase in Stage III cancers impacted primary endpoint ↓ 14% ↑ 25%

The Intervention Arm Showed A Clinically Meaningful Stage IV Reduction: ≥22.0% Reduction in Incident Rounds Denominator is control arm; measured on the 12 pre-specified types were lung, head & neck, colorectal, pancreas, myeloma/plasma cell neoplasm, liver/bile duct, stomach, esophagus, anus, lymphoma, ovary, and bladder. -30% -20% -10% 0% All 3 rounds First round Second round Third round + follow up ↓ 26% ↓ 22% ↓ 9% ↓ 14% Change in Stage IV Cancers Diagnosed (Intervention v. Control) - 12 Pre-Specified Cancers Prevalent Incident Rounds Incidence Rate Ratio (Intervention/Control) 0.86 (0.744, 0.998) 0.91 (0.71, 1.18) 0.78 (0.57, 1.06) 0.74 (0.57, 0.95) 8 Pe rc en t D iff er en ce

9 Detecting Cancers Prior to Stage IV Has Real Benefits For Many Cancers 12 prespecified cancer types were lung, head & neck, colorectal, pancreas, myeloma/plasma cell neoplasm, liver/bile duct, stomach, esophagus, anus, lymphoma, ovary, and bladder. Anus and myeloma/plasma cell neoplasms were excluded from the graph due to having only 0 to 1 stage IV cancers in each arm. aFor patients diagnosed in England 2016-2020 (all ages) by stage at diagnosis. 1Cancer Survival in England, cancers diagnosed 2018 to 2022, followed up to 2023. 2026. Accessed May 19, 2026. https://digital.nhs.uk/data-and-information/publications/statistical/cancer-survival-in-england/. Bladder Liver/bile duct Oesophagus Head & neck Colorectum Lung Stomach Lymphoma Ovary Pancreas England 5-year net survival estimatesa,1 Stage IV 5.8% 2.6% 6.2% 38.4% 11.0% 4.5% 4.5% 65.7% 16.2% 2.1% Stage III 31.8% 13.5% 24.7% 54.5% 64.2% 16.7% 24.6% 72.6% 32.4% 8.7% Difference +26.0% +10.9% +18.5% +16.1% +53.2% +12.2% +20.1% +6.9% +16.2% +6.6%

163 157 57 50 36 23 22 13 11 9 9 9 210 151 49 48 47 28 30 25 24 11 6 18 0 50 100 150 200 Colorectal Lung Head & neck Bladder Lymphoma Pancreas Liver/bile duct Oesophagus Myeloma/ plasma cell neoplasm Stom ach Anus Ovary Control Intervention 10 16% More Stage I-II Cancers Were Identified in the Intervention Arm MCED, multi-cancer early detection; SOC, standard-of-care a12 Prespecified Cancer types were lung, head & neck, colorectal, pancreas, myeloma/plasma cell neoplasm, liver/bile duct, stomach, esophagus, anus, lymphoma, ovary, and bladder. bPer highest stage. Charles Swanton, MD, PhD 559 647 559/1298 (43.1%) 647/1421 (45.3%) St ag e I-I I d ia gn os ed c an ce rs ↑ 16% ↑ 28.8% ↑ 30.6% ↑ 21.7% ↑ 36.4% ↑ 92.3% ↑ 118.2% ↑ 22.2% ↑ 100.0% ↓ 3.8% ↓ 14.0% ↓ 4.0% ↓ 33.3%

Robust MCED Test Performance in UK Population

Aggregate MCED Test Performance Over 3 Screening Rounds[a]

Cancer Status

		Cancer diagnosis (n=3,051)	No cancer diagnosis (n=194,095)	Total (N=197,146)	Performance metric (95% CI)
MCED Test Result	**Positive**	937	864	1,801	**PPV[b] 52.0%** (49.7-54.3%)
	Negative	2,114	193,231	195,345	**NPV 98.92%** (98.87-98.96%)
Performance metric (95% CI)		**Episode sensitivity[c] 30.7%** (29.1-32.4%)	**Specificity 99.55%** (99.52-99.58%)		

CSO Accuracy
92.5%
(90.7-94.0%)

PPV
First screening round
58.0%
(54.4-61.6%)

Episode sensitivity[a]
First screening round
37.2%
(34.4-40.0%)

12 Prespecified cancer types

Episode sensitivity[c] aggregated across rounds
54.7%
(51.8-57.5%)

First screening round
63.4%
(58.9-67.7%)

MCED, multi-cancer early detection; NPV, negative predictive value; PPV, positive predictive value.
Intervention-arm test performance analysable set. a Calculated using all participants within the performance analyzable set, defined as participants who were clinically eligible and evaluable and had evaluable MCED test results; third round follow-up time was 12 months. b PPV for the first (prevalent) screening round only was 58.0% (54.4-61.6%). c12-month episode sensitivity was calculated as the number of participants with a positive MCED test result and a cancer diagnosis within the follow-up period for that round out of all participants with a cancer diagnosed in that round.

GRAIL 11

12 Trial Demonstrated Low False Positive Rate & No Related Serious Adverse Events 864 false positives (303 in first screening round) 54/303 (17.8%) were subsequently diagnosed with cancer in the second or third screening round Of these, 44/54 (81%) had a correct CSO prediction in the first screening round CSO, cancer signal origin; MCED, multi-cancer early detection. AE, adverse event; MCED, multi-cancer early detection; SOC, standard-of-care. All other adverse events includes participants with AEs other than phlebotomy, such as anxiety, emotional distress, dizziness. Note: a participant may have had more than one adverse event. Number of adverse events 276 325 114 13 0 100 200 300 400 Intervention Control Phlebotomy All others No serious study-related AEs occurred from blood sample collection or return-of-test results 0.45% (321/71,128) and 0.52% (371/71,122) participants in the control and intervention arms, respectively, experienced a study-related AE collected from blood sample collection up to referral into NHS

13 Adding Galleri to Standard of Care Quadrupled the Number of Screening-Detected Cancers MCED, multi-cancer early detection. aBreast, colorectal, cervical, and lung (for high-risk individuals) cancer. bIncludes 10 unstageable cancers (no staging system exists) and 55 cancers with missing stage information. 290 236 202 164 274 232 Control Intervention ↑ 4x Screening- detected Unstageable/missingb Stage IV Stage III Stage II Stage I NHS Screening-detecteda MCED- detected (n=937) More stage I & II cancers were detected by Galleri than by all SOC screening in the control arm (366 v. 290) Finding more cancers through screening enabled: A 21% reduction in clinically-detected cancers (3110 v. 2464) A 25% reduction in cancers diagnosed through emergency presentation (286 v 213) All Screening-Detected Cancers

14 Galleri Detected Many Deadly Cancers at Early Stages MCED, multi-cancer early detection. Total Galleri cancers detected are 937; table excludes cancer types with 10 or fewer detected cancers: Bladder, Anus, Melanoma, CUP, Mesothelioma, Small Intestine, Germ Cell, Vulva, Brain, Penis, Vagina, Multiple Cancers, Sarcoma, Urothelial Tract, Cervix, Thyroid NA indicates missing or unstageable cancers Cancer Type I II III IV NA Total Colon/Rectum 56 45 63 27 2 193 Lung 13 14 60 44 1 132 Prostate 16 8 37 42 2 105 Lymphoma 11 10 20 30 1 72 Breast 10 29 11 9 1 60 Plasma Cell Neoplasm 4 4 0 0 36 44 Esophagus 4 9 17 10 3 43 Pancreas 2 4 6 23 1 36 Head & Neck 22 3 7 3 0 35 Ovary 6 3 17 9 0 35 Liver/Bile Duct 11 12 6 4 1 34 Lymphoid Leukemia 19 3 0 0 4 26 Stomach 1 5 7 6 0 19 Uterus 8 3 3 4 0 18 Gallbladder 0 4 4 7 0 15 Kidney 1 3 5 3 2 14 >20% ~40% ~70% Detected Stage I II III Detected Stage I II III Detected Stage I II III Detected cancers without a NHS screening program ~60%

PATHFINDER-2 15

16 PATHFINDER 2: The Largest Interventional MCED study In North America Primary Objective: Evaluate safety and performance of the MCED test in a large, diverse intended use population 35,878 Participants Age ≥50 Years from 32 North American healthcare systems with 3 years of follow-up CANCER SIGNAL DETECTED Test result communicated Diagnostic follow-up proceduresb (recommend in protocol based on CSO) NO CANCER SIGNAL DETECTED Follow-up and planned analyses 12 months (current data) Blood draw Diagnostic resolution CANCER IDENTIFIED NO CANCER IDENTIFIED Test result communicated Protocol-specified diagnostic PET-CT Research blood draw Current results reflect ~12 months of follow-up 24 months (year 2) Planned interim analysis 36 months (year 3) Planned final analysis Up to 3 years of follow-up

Full PATHFINDER-2 Results Were Strong & Consistent With the First 25k

Performance metrics

~60% PPV

~0.4% False Positive Rate

>90% CSO accuracy

>70% Episode sensitivity for 12 deadly cancers

>70% Galleri detected cancers were Stage I-III and **~50%** were Stage I-II

Cancer detection rate

6.5x cancers detected
When added to USPSTF A/B screenings(1)

3x cancers detected
When added to all SOC screenings(1)

Safety

No serious study-related adverse events

85%
diagnostic evaluations were non-invasive

<1% participants had an invasive procedure
Invasive procedures were more common in cancer vs. no cancer (91% vs. 50%)

GRAIL

(1) SOC screening includes Breast, Lung, Colon, Cervix, and Prostate; USPSTF A/B Screenings are: Breast, Lung, Colon and Cervix. Prostate cancer has a USPSTF C rating.

17

Summary 18

Strong and Consistent Performance Across ~180,000 Participants in NHS-Galleri & PATHFINDER 2

First demonstration of stage shift after 3 years of MCED screening

- >20% reduction in stage IV cancers after the first screening year
- Increase in stages I and II cancers
- 25% fewer cancers were diagnosed after an emergency presentation

Adding Galleri to SOC enables detection of substantially more cancers

- Between 4x and 6.5x the number of cancers detected when added to standard-of-care screening
- Enables detection of deadly cancers without existing screening options

Consistently high performance that enables confident, real-world use

- Consistent results across studies
- ~60% PPV for PATHFINDER 2 and >50% PPV in the first screening year for NHS-Galleri
- Less than 0.5% False Positive Rate

Actionable results that drive efficient, patient-centered care

- Consistently accurate (~90% or higher) cancer signal origin prediction enables rapid, directed diagnostic resolution

GRAIL

19

Q&A 20